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                                                                    EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-QSB of GBC Bancorp, Inc. (the "Corporation") for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer of the Corporation and the Chief Financial Officer of the Corporation, respectively, certify that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:    May 13, 2004                 /s/ Larry D. Key
                                      -----------------------------------------
                                      Larry D. Key, Chief Executive Officer

Date:    May 13, 2004                 /s/ John T. Hopkins III
                                      -----------------------------------------
                                      John T. Hopkins III, Chief Financial
                                      Officer

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